SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Report): September 22, 2003

The Rowe Companies

(exact Name of Registrant as Specified in its Charter)

Nevada	1-10226	54-0458563
State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification Number)

1650 Tysons Blvd, Suite 710, McLean, Virginia 22102

(Address of principal executive offices Zip Code)

Registrant’s telephone number, including area code: 703-847-8670

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99. Press release dated September 22, 2003

Item 12.	Results of Operations and Financial Condition

On September 22, 2003, The Rowe Companies issued the press release attached hereto as Exhibit 99 and incorporated herein by reference announcing results for the quarter ended August 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ROWE COMPANIES Registrant

Date: September 25, 2003	/s/ GENE S. MORPHIS
Gene S. Morphis Chief Financial Officer; Secretary-Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release